Vanguard S&P Small-Cap 600 Index Fund
Vanguard S&P Small-Cap 600 Value Index Fund
Vanguard S&P Small-Cap 600 Growth Index Fund

Supplement to the Prospectus and Summary Prospectus for Institutional Shares dated December 23, 2013

Prospectus and Summary Prospectus Text Changes for Vanguard
S&P Small-Cap 600 Index Fund

The paragraph and table under "Fees and Expenses" are replaced with the following:

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases              None
Purchase Fee                                          None
Sales Charge (Load) Imposed on Reinvested Dividends   None
Redemption Fee                                        None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fees                                       0.02%
12b-1 Distribution Fee                                None
Other Expenses                                        0.06%
Total Annual Fund Operating Expenses1                 0.08%

1 The expense information shown in the table has been restated to reflect the removal of expenses incurred indirectly by the Fund through its investment in business development companies.
The Fund's benchmark index no longer includes business development companies.

In the same section, under "Example," the table illustrating hypothetical expenses is restated as follows:

1 Year      3 Years      5 Years      10 Years
$8          $26          $45          $103

Prospectus and Summary Prospectus Text Changes for Vanguard
S&P Small-Cap 600 Value Index Fund

The paragraph and table under "Fees and Expenses" are replaced with the following:

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases              None
Purchase Fee                                          None
Sales Charge (Load) Imposed on Reinvested Dividends   None
Redemption Fee                                        None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fees                                       0.01%
12b-1 Distribution Fee                                None
Other Expenses                                        0.07%
Total Annual Fund Operating Expenses1                 0.08%

1 The expense information shown in the table has been restated to reflect the removal of expenses incurred indirectly by the Fund through its investment in business development companies. The Fund's benchmark index no longer includes business development companies.

In the same section, under "Example," the table illustrating hypothetical expenses is restated as follows:

1 Year      3 Years      5 Years      10 Years
$8          $26          $45          $103

Prospectus and Summary Prospectus Text Changes for Vanguard
S&P Small-Cap 600 Growth Index Fund

The paragraph and table under "Fees and Expenses" are replaced with the following:

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases              None
Purchase Fee                                          None
Sales Charge (Load) Imposed on Reinvested Dividends   None
Redemption Fee                                        None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fees                                       0.01%
12b-1 Distribution Fee                                None
Other Expenses                                        0.07%
Total Annual Fund Operating Expenses1                 0.08%

1 The expense information shown in the table has been restated to reflect the removal of expenses incurred indirectly by the Fund through its investment in business development companies.
The Fund's benchmark index no longer includes business development companies.

In the same section, under "Example," the table illustrating hypothetical expenses is restated as follows:

1 Year      3 Years      5 Years      10 Years
$8          $26          $45          $103

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Vanguard Marketing Corporation, Distributor. PSI 1845 042014